Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Western Wind Energy Corp. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), the undersigned officer of the Company hereby certifies that to the best of such officer’s knowledge:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
/s/ Kevin Craig

Kevin Craig

Chief Financial Officer
Date: June 27, 2011		(principal financial officer)